UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2012

QUADRANT 4 SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(732) 798-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5:	CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 28, 2012, the Board of Directors of Quadrant 4 Systems Corporation (the “Company”) was notified that one of its board members, William J. (Jeff) Marshall, passed away.  Mr. Marshall was a valuable friend of the Company and the Board noted that his contributions will be missed.  The Company has begun the process of identifying a new board member to fill this vacancy.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired – Not required;

Pro forma financial information – Not required;

Shell Company Transactions – Not required;

Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	QUADRANT 4 SYSTEMS CORPORATION

January 3, 2013	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer